EXHIBIT 99.3


                   INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the financial statements of International Microcomputer Software, Inc. (the "Company") for the fiscal year ended June 30, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


DATED: August 20, 2002                  By: /s/ Martin Wade, III
                                        Martin Wade, III
                                        Chief Executive Officer and
                                        Chief Financial Officer